Exhibit 99.1

Execution Version

GUARANTY

This GUARANTY (this “Guaranty”), dated as of September 4, 2025 is entered into by SKY HARBOUR HOLDINGS III LLC, a Delaware limited liability company (the “Guarantor”), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties (as defined in the hereinafter defined Credit Agreement).

STATEMENT OF PURPOSE

On the date hereof, Sky Harbour Capital II LLC, a Delaware limited liability company (“SH Capital II LLC”), and the other borrowers from time to time party thereto pursuant to one or more Joinder Agreements (together with SH Capital II LLC, collectively, the “Borrowers” and, individually, each a “Borrower”), the Administrative Agent and the lenders party thereto (each a “Lender” and collectively, the “Lenders”), have entered into that certain Draw Down Note Purchase and Continuing Covenant Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), whereby the Lenders agreed subject to the terms thereof to make Loans available to the Borrowers through the purchase of Notes for Approved Eligible Projects.

It is a condition precedent to the making of the Loans through the purchase of Notes under the Credit Agreement that the Guarantor guarantee the indebtedness and other obligations of the Borrowers to the Secured Parties under or in connection with the Credit Agreement as set forth herein. The Guarantor will derive substantial direct and indirect benefits from the making of the Loans to the Borrowers through the purchase of Notes pursuant to the Credit Agreement (which benefits are hereby acknowledged by the Guarantor).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrowers thereunder through the purchase of Notes, the Guarantor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:

ARTICLE 1

DEFINED TERMS

SECTION 1.1   Definitions. The following terms when used in this Guaranty shall have the meanings assigned to them below:

“Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of Governmental Authorities and all orders and decrees of all courts and arbitrators.

“Debtor Relief Laws” has the meaning assigned thereto in Section 2.1.

“Guaranteed Obligations” has the meaning assigned thereto in Section 2.1.

“Insolvency Proceeding” has the meaning assigned thereto in Section 2.1.

“Payment in Full” means the payment in full in cash of all of the Guaranteed Obligations (other than contingent indemnification obligations).

“Subordinated Debt” has the meaning assigned thereto in Section 2.4(a).

“Subordinated Debt Payments” has the meaning assigned thereto in Section 2.4(b).

SECTION 1.2  Other Definitional Provisions. Terms defined in the Credit Agreement and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.

SECTION 1.3   Interpretation. The rules of interpretation set forth in Sections 1.03 to 1.06, inclusive, of the Credit Agreement shall be applicable to this Guaranty and are incorporated herein by this reference.

ARTICLE 2

GUARANTY

SECTION 2.1   Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the benefit of the Secured Parties and their respective successors, endorsees, transferees and permitted assigns, the full and prompt payment when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) and performance of the indebtedness, liabilities and other obligations of each Borrower to the Secured Parties under or in connection with the Credit Agreement and the other Loan Documents, including all unpaid principal of the Loans and other Secured Obligations, all interest accrued thereon, all fees due under the Credit Agreement and all other amounts payable by the Borrower to the Lenders thereunder or in connection therewith. The terms “indebtedness,” “liabilities” and “obligations” are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, now existing or hereafter arising, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter become unenforceable or shall be an allowed or disallowed claim under the Bankruptcy Code (Title 11, United States Code), any successor statute or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally (collectively, “Debtor Relief Laws”) or any proceeding thereunder (an “Insolvency Proceeding”), whether created directly with the Administrative Agent or any Secured Party or acquired by the Administrative Agent or any Secured Party through assignment or endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof, and including any interest that accrues after the commencement by or against a Borrower of any Insolvency Proceeding naming such Borrower as the debtor in such proceeding. The foregoing indebtedness, liabilities and other obligations of each Borrower, and all other indebtedness, liabilities and obligations to be paid or performed by the Guarantor in connection with this Guaranty (including any and all amounts due under Section 4.3), shall hereinafter be collectively referred to as the “Guaranteed Obligations.”

SECTION 2.2   Bankruptcy Limitations on Guarantor. Notwithstanding anything to the contrary contained in Section 2.1, it is the intention of the Guarantor and the Secured Parties that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to the Guarantor or its assets, the amount of the Guarantor’s obligations with respect to the Guaranteed Obligations (or any other obligations of the Guarantor to the Secured Parties) shall be equal to, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of Debtor Relief Laws after giving effect to Section 2.3(a). To that end, but only in the event and to the extent that after giving effect to Section 2.3(a), the Guarantor’s obligations with respect to the Guaranteed Obligations (or any other obligations of the Guarantor to the Secured Parties) or any payment made pursuant to such Guaranteed Obligations (or any other obligations of the Guarantor to the Secured Parties) would, but for the operation of the first sentence of this Section 2.2, be subject to avoidance or recovery in any such proceeding under Debtor Relief Laws after giving effect to Section 2.3(a), the amount of the Guarantor’s obligations with respect to the Guaranteed Obligations (or any other obligations of the Guarantor to the Secured Parties) shall be limited to the largest amount which, after giving effect thereto, would not, under Debtor Relief Laws, render the Guarantor’s obligations with respect to the Guaranteed Obligations (or any other obligations of the Guarantor to the Secured Parties) unenforceable or avoidable or otherwise subject to recovery under Debtor Relief Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of the first sentence of this Section 2.2 and is otherwise subject to avoidance and recovery in any such proceeding under Debtor Relief Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the Guaranteed Obligations as limited by the first sentence of this Section 2.2 shall in all events remain in full force and effect and be fully enforceable against the Guarantor. The first sentence of this Section 2.2 is intended solely to preserve the rights of the Secured Parties hereunder against the Guarantor in such proceeding to the maximum extent permitted by Debtor Relief Laws and neither the Guarantor, any Borrower, nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Debtor Relief Laws in such proceeding.

SECTION 2.3   Subrogation. Until the Guaranteed Obligations shall be satisfied in full and the Commitments shall be terminated (other than contingent indemnification obligations under which no claim has been made), the Guarantor shall not have, and the Guarantor shall not directly or indirectly exercise, (i) any rights that it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, or (ii) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Guaranty or (iii) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of any Secured Party as against any Borrower or other Secured Parties, whether in connection with this Guaranty, any of the other Loan Documents or otherwise. If any amount shall be paid to the Guarantor on account of the foregoing rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

SECTION 2.4     Subordination Terms.

(a)     Subordination to Payment of Guaranteed Obligations. All payments on account of all Indebtedness of any Borrower to the Guarantor, including all principal on any such credit extensions, all interest accrued thereon, all fees and all other amounts payable by any Borrower to the Guarantor in connection therewith, whether now existing or hereafter arising, and whether due or to become due (the “Subordinated Debt”), shall be subject, subordinate and junior in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment in full in cash or cash equivalents of the Guaranteed Obligations (other than contingent indemnification obligations under which no claim has been made).

(b)     No Payments. As long as any of the Guaranteed Obligations shall remain outstanding and unpaid, the Guarantor shall not accept or receive any payment or distribution by or on behalf of any Borrower, directly or indirectly, of assets of any Borrower of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of Subordinated Debt, as a result of any collection, sale or other disposition of collateral, or by setoff, exchange or in any other manner, for or on account of the Subordinated Debt (“Subordinated Debt Payments”), except that if no Event of Default exists, the Guarantor shall be entitled to accept and receive regularly scheduled payments and other payments in the ordinary course on the Subordinated Debt, in accordance with the terms of the documents and instruments governing the Subordinated Debt and other Subordinated Debt Payments in respect of Subordinated Debt not evidenced by documents or instruments, in each case to the extent permitted under Article 6 of the Credit Agreement. During the existence of an Event of Default (or if any Event of Default would exist immediately after the making of a Subordinated Debt Payment), and until such Event of Default is cured or waived, the Guarantor shall not make, accept or receive any Subordinated Debt Payment. In the event that, notwithstanding the provisions of this Section 2.4, any Subordinated Debt Payments shall be received in contravention of this Section 2.4 by the Guarantor before all Guaranteed Obligations are paid in full in cash or cash equivalents (other than contingent indemnification obligations under which no claim has been made), such Subordinated Debt Payments shall be held in trust for the benefit of the Secured Parties and shall be paid over or delivered to the Administrative Agent for application to the payment in full in cash or cash equivalents of all Guaranteed Obligations remaining unpaid to the extent necessary to give effect to this Section 2.4, after giving effect to any concurrent payments or distributions to any Secured Party in respect of the Guaranteed Obligations.

(c)    Subordination of Remedies. As long as any Guaranteed Obligations (other than contingent indemnification obligations under which no claim has been made) shall remain outstanding and unpaid, the Guarantor shall not, without the prior written consent of the Administrative Agent:

(i)     accelerate, make demand or otherwise make due and payable prior to the original stated maturity thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests under or in respect of the Subordinated Debt;

(ii)    exercise any rights under or with respect to (A) any guaranties of the Subordinated Debt, or (B) any collateral held by it, including causing or compelling the pledge or delivery of any collateral, any attachment of, levy upon, execution against, foreclosure upon or the taking of other action against or institution of other proceedings with respect to any collateral held by it, notifying any account debtors of any Borrower or asserting any claim or interest in any insurance with respect to any collateral, or attempt to do any of the foregoing;

(iii)    exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities or obligations of the Guarantor to any Borrower against any of the Subordinated Debt; or

(iv)      commence, or cause to be commenced, or join with any creditor other than the Administrative Agent, on behalf of the Secured Parties, in commencing, any Insolvency Proceeding against any Borrower relating to the Subordinated Debt.

(d)    Subordination of Payments and Distributions. In the event of any payment or distribution of assets of any Borrower of any kind or character, whether in cash, property or securities, upon any Insolvency Proceeding with respect to or involving any Borrower, (i) all amounts owing on account of the Guaranteed Obligations, including all interest accrued thereon at the contract rate both before and after the initiation of any such proceeding, whether or not an allowed claim in any such proceeding, shall first be paid in full in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which the Guarantor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution directly to the Administrative Agent (on behalf of the Secured Parties) for application to the payment of the Guaranteed Obligations in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to any Secured Party in respect of such Guaranteed Obligations.

(e)     Authorization to Administrative Agent. If, while any Subordinated Debt is outstanding, any Insolvency Proceeding is commenced by or against any Borrower or its property:

(i)    The Guarantor shall promptly take such action as the Administrative Agent (on instruction from the Required Lenders) may reasonably request to file appropriate claims or proofs of claim in respect of the Subordinated Debt, and if no such proof of claim has been filed by 15 days prior to any bar date, the Administrative Agent may file such proof of claim; and

(ii)    the Administrative Agent, when so instructed by the Required Lenders, is hereby irrevocably authorized and empowered (in the name of the Secured Parties or in the name of the Guarantor or otherwise), but shall have no obligation, to vote the Subordinated Debt as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Secured Parties.

SECTION 2.5    Nature of Guaranty.

(a)     The Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by, and the Guarantor hereby irrevocably waives, to the extent not prohibited by Applicable Law, any defenses (other than the defense that the Secured Obligations have been fully and finally performed and indefeasibly paid in full in cash) to enforcement it may have (now or in the future) by reason of:

(i)    the genuineness, legality, validity, regularity, enforceability or any future amendment of, or change in, or supplement to, the Credit Agreement, any other Loan Document or any other agreement, document or instrument to which any Borrower, the Guarantor or any of their respective Subsidiaries or Affiliates is or may become a party (including any increase in the Guaranteed Obligations resulting from any extension of additional credit or otherwise);

(ii)    any action under or in respect of the Credit Agreement or any other Loan Document in the exercise of any remedy, power or privilege contained therein or available to any of them at law, in equity or otherwise, or waiver or refraining from exercising any such remedies, powers or privileges (including any change in the time, place or manner of payment of, or in any other term of, the Guaranteed Obligations or any other obligation of any Secured Party under any Loan Document, or any rescission, waiver, amendment or other modification of any Loan Document or any other agreement, including any increase in the Guaranteed Obligations resulting from any extension of additional credit or otherwise);

(iii)    the absence of any action to enforce this Guaranty, the Credit Agreement or any other Loan Document, or the waiver or consent by the Administrative Agent or any Secured Party (in each case, in accordance with the Credit Agreement) with respect to any of the provisions of this Guaranty, the Credit Agreement or any other Loan Document;

(iv)    the existence, value or condition of, or failure to perfect its Lien (if any) against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent or any Secured Party in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty);

(v)    any structural change in, restructuring of or other similar organizational change of any Borrower, the Guarantor, any other guarantors or any of their respective Subsidiaries or Affiliates;

(vi)    any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; or

(vii)    any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loans or any existence of or reliance on any representation by any Secured Party that might vary the risk of the guarantor or otherwise operate as a defense available to, or a legal or equitable discharge of, any Secured Party or any other guarantor or surety;

it being agreed by the Guarantor that, subject to the first sentence of Section 2.2, its obligations under this Guaranty shall not be discharged until the Payment in Full of the Guaranteed Obligations and the termination of the Commitments.

(b)    The Guarantor represents, warrants and agrees that, to the extent permitted by Applicable Law, the Guaranteed Obligations and its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind (other than the defense of payment) against the Administrative Agent, the Secured Parties, the Guarantor or the Borrower whether now existing or which may arise in the future.

(c)    The Guarantor hereby agrees and acknowledges that the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty, and all dealings among any Borrower and the Guarantor, on the one hand, and the Administrative Agent and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

SECTION 2.6   Waivers. To the extent permitted by Applicable Law, the Guarantor expressly, unconditionally and irrevocably waives all of the following rights and defenses (and agrees not to take advantage of or assert any such right or defense):

(a)    any rights it may now or in the future have under any statute, or at law or in equity, or otherwise, to compel the Administrative Agent or any Secured Party to proceed in respect of the Guaranteed Obligations against any Borrower, the Guarantor, any other guarantor or any other Person or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, the Guarantor;

(b)    any defense based upon the failure of the Administrative Agent or any Secured Party to commence an action in respect of the Guaranteed Obligations against any Borrower, the Guarantor, any other guarantor or any other Person or any security for the payment and performance of the Guaranteed Obligations;

(c)    any right to insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantor of its obligations under, or the enforcement by the Administrative Agent or the Secured Parties of this Guaranty;

(d)    any right of diligence, presentment, demand, protest and notice of whatever kind or nature (except as specifically required herein or in the other Loan Documents) with respect to any of the Guaranteed Obligations or any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto;

(e)    any and all rights to notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of acceptance of, or proof of reliance upon, this Guaranty by the Administrative Agent or any Secured Party; and

(f)    any defense or right of setoff or recoupment or counterclaim (other than a defense of payment) against or in respect of the Guaranteed Obligations; The Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Secured Party which is inconsistent with any of the foregoing waivers shall be null and void and may be ignored by the Administrative Agent or such Secured Party, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Credit Agreement and the other Loan Documents, and, but for this Guaranty and such waivers, the Administrative Agent and Secured Parties would decline to enter into the Credit Agreement and the other Loan Documents.

SECTION 2.7   Modification of Loan Documents, etc. Neither the Administrative Agent nor any Secured Party shall incur any liability to the Guarantor as a result of any of the following, and none of the following shall impair or release this Guaranty or any of the obligations of the Guarantor under this Guaranty:

(a)    any change or extension of the manner, place or terms of payment of, or renewal or alteration of all or any portion of, the Guaranteed Obligations;

(b)    any action under or in respect of the Credit Agreement or any other Loan Document in the exercise of any remedy, power or privilege contained therein or available to any of them at law, in equity or otherwise, or waiver or refraining from exercising any such remedies, powers or privileges;

(c)     any amendment to, or modification of, in any manner whatsoever, any Loan Document;

(d)     any extension or waiver of the time for performance by the Guarantor, any other guarantor, any Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document, or waiver of such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

(e)     the taking and holding of security or collateral for the payment of the Guaranteed Obligations or the sale, exchange, release, disposal of, or other dealing with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or the Secured Parties have been granted a Lien, to secure any Indebtedness of the Guarantor, any other guarantor, any Borrower or any other Person to the Administrative Agent or the Secured Parties;

(f)    the release of anyone who may be liable in any manner for the payment of any amounts owed by the Guarantor, any other guarantor, any Borrower or any other Person to the Administrative Agent or any Secured Pary;

(g)     any modification or termination of the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of the Guarantor, any other guarantor, any Borrower or any other Person are subordinated to the claims of the Administrative Agent or any Secured Party; or

(h)    any application of any sums by whomever paid or however realized to any Guaranteed Obligations owing by the Guarantor, any other guarantor, any Borrower or any other Person to the Administrative Agent or any Secured Party in such manner as the Administrative Agent or any Secured Party shall determine in its reasonable discretion.

SECTION 2.8   Payment of Guaranteed Obligations. The Guarantor hereby agrees, in furtherance of the foregoing provisions of this Guaranty and not in limitation of any other right which the Administrative Agent, any Secured Party or any other Person may have against the Guarantor by virtue hereof, upon the failure of any Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under §362(a) of the Bankruptcy Code) (after expiration of any grace or cure period), the Guarantor shall forthwith pay, or cause to be paid, in cash, to the Administrative Agent an amount equal to the amount of the Guaranteed Obligations then due as aforesaid (including interest which, but for the filing of a petition in any Insolvency Proceeding with respect to any Borrower, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against any Borrower for such interest in any such Insolvency Proceeding). The Guarantor shall make each payment hereunder, unconditionally in full without set-off, counterclaim or other defense, on the day when due in Dollars in immediately available funds to the Administrative Agent at such office of the Administrative Agent and to such account as are specified in the Credit Agreement. Any and all payments by or on account of any Guaranteed Obligation hereunder or under any other Guarantor Document shall to the extent permitted by Applicable Laws be made free and clear of and without reduction or withholding for any Taxes.

SECTION 2.9   Benefits of Guaranty. The provisions of this Guaranty are for the benefit of the Administrative Agent, on behalf of the Secured Parties, and the Secured Parties and their respective permitted successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any Borrower and its Subsidiaries, the Administrative Agent and the Secured Parties, the obligations of any Borrower and its Subsidiaries under the Loans. In the event all or any part of the Guaranteed Obligations are transferred, endorsed or assigned by the Administrative Agent or any Secured Party to any Person or Persons as permitted under the Credit Agreement, any reference to an “Administrative Agent”, or “Secured Party” herein shall be deemed to refer equally to such Person or Persons.

SECTION 2.10   Payments to Administrative Agent. Any payments by the Guarantor shall be made to the Administrative Agent, to be credited and applied to the Guaranteed Obligations in accordance with Section 7.03 of the Credit Agreement, in immediately available Dollars to an account designated by the Administrative Agent or at the Administrative Agent’s office set forth in Section 9.01 of the Credit Agreement or at any other address that may be specified in writing from time to time by the Administrative Agent.

SECTION 2.11     Termination; Reinstatement.

(a)     Subject to clause (c) below, this Guaranty shall remain in full force and effect until the Payment in Full of the Guaranteed Obligations and the termination of the Commitments.

(b)     No payment made by any Borrower, the Guarantor, any other guarantor or any other Person received or collected by the Administrative Agent or any Secured Party from any Borrower, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by the Guarantor in respect of the obligations of the Guarantor or any payment received or collected from the Guarantor in respect of the obligations of the Guarantor), remain liable for the obligations of the Guarantor up to the maximum liability of the Guarantor hereunder until the Payment in Full of the Guaranteed Obligations and the termination of the Commitments.

(c)    The Guarantor agrees that, if any payment made by any Borrower or any other Person applied to the Guaranteed Obligations is at any time avoided, annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or is repaid in whole or in part pursuant to a good faith settlement of a pending or threatened avoidance claim, or the proceeds of any Collateral, if any, are required to be refunded by the Administrative Agent or any Secured Party to any Borrower, its estate, trustee, receiver or any other Person, including, without limitation, the Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, the Guarantor’s liability hereunder (and any Lien or Collateral, if any, securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or Collateral, if any, securing the Guarantor’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or Collateral, if any,) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment (or any Lien or Collateral, if any, securing such obligation).

ARTICLE 3

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 3.1   Representations, Warranties and Covenants. To induce the Secured Parties to make the Loans through the purchase of Notes, the Guarantor makes the following representations, warranties and covenants to the Guaranteed Parties as set forth in this Section 3.1. The Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations, warranties and covenants, the Secured Parties would not have agreed to make the Loans.

(a)    The Guarantor is duly organized and existing and in good standing under the laws of the State of Delaware. The Guarantor is currently qualified or licensed (as applicable) and shall remain qualified or licensed to do business in each jurisdiction in which the nature of its business requires it to be so qualified or licensed, except where the failure to preserve and maintain such qualification or license to do business could not reasonably be expected to result in a Material Adverse Effect.

(b)    All financial statements of the Guarantor delivered to the Administrative Agent (i) present fairly in all material respects the financial condition of the Guarantor and its consolidated subsidiaries as of the applicable date set forth therein, (ii) disclose all liabilities of the Guarantor and its consolidated subsidiaries as of such date that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent, and (iii) have been prepared in accordance with GAAP consistently applied (subject, in the case of any quarterly financial statements, to the absence of footnotes and year-end audit adjustments).

(c)     The execution, delivery, and performance by the Guarantor of this Guaranty has been duly authorized and this Guaranty creates legal, valid, and binding obligations of the Guarantor enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.

(d)     The execution, delivery, and performance by the Guarantor of this Guaranty does not and will not contravene or conflict with (i) any material law, order, rule, regulation, writ, injunction or decree now in effect of any Government Authority, or court having jurisdiction over the Guarantor, (ii) any contractual restriction binding on or affecting the Guarantor or the Guarantor’s property or assets which may adversely affect the Guarantor’s ability to fulfill its obligations under this Guaranty, (iii) the instruments creating any trust holding title to any assets included in the Guarantor’s financial statements, or (iv) the organizational or other documents of the Guarantor.

(e)    Except as disclosed in writing to Administrative Agent, there is no action, proceeding, or investigation pending or, to the Guarantor’s knowledge, threatened or affecting the Guarantor, which could reasonably be expected to materially and adversely affect the Guarantor’s ability to fulfill its obligations under this Guaranty. There are no judgments or orders for the payment of money rendered against the Guarantor for an amount in excess of $500,000 that have been undischarged for a period of ten (10) or more consecutive days and the enforcement of which is not stayed by reason of a pending appeal or otherwise. The Guarantor is not in default under any agreements that could reasonably be expected to materially and adversely affect the Guarantor’s ability to fulfill its obligations under this Guaranty.

(f)      As of the date hereof and throughout the term of the Credit Agreement (a) the Guarantor is not and will not be an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to Title I of ERISA, or a “plan” as defined in Section 4975(e)(1) of the Code, whether or not subject to Section 4975 of the Code; (b) none of the assets of the Guarantor constitutes or will constitute “plan assets” of one or more plans described in the foregoing clause (a) within the meaning of U.S. Department of Labor Regulation 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA; and (c) transactions by or with the Guarantor are not and will not be subject to any state statute regulating investments of, or fiduciary obligations with respect to, governmental plans, as defined in Section 3(32) of ERISA. The Guarantor shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder or under any other Loan Document (or the exercise by Administrative Agent of any of its rights under this Guaranty or the other Loan Documents) to be a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

(g)     As of the date hereof, and after giving effect to this Guaranty and the contingent obligations evidenced hereby, the Guarantor is and expects to be solvent at all times, and has and expects to have assets at all times which, fairly valued, exceed its obligations, liabilities and debts, and has and expects to have property and assets at all times sufficient to satisfy and repay its obligations and liabilities. The Guarantor shall promptly (and in any case within three (3) Business Days thereof) provide written notice to Administrative Agent if at any time the Guarantor does not have sufficient assets to fully cover the obligations and performance by the Guarantor pursuant to the terms and conditions of this Guaranty.

(h)    All statements set forth in the Recitals are true and correct in all material respects.

All of the foregoing representations and warranties shall be deemed made as of the date hereof and remade on the date of each disbursement of Loan proceeds, and upon any extension of the Loans pursuant to the Credit Agreement. The Guarantor hereby agrees to indemnify, defend and hold the Administrative Agent and the Secured Parties free and harmless from and against all loss, cost, liability, damage, and expense, including attorneys’ fees and costs, which the Administrative Agent or any Secured Party may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made.

SECTION 3.2   Facility Cash Flow Account. No later than January 1, 2027, and at all times thereafter until the full and final payment and satisfaction of all of the Obligations, the Guarantor shall establish and maintain a deposit account with the Administrative Agent designated as the “Facility Cash Flow Account” (the “Facility Cash Flow Account”), and shall cause all Facility Cash Flows received from the Parent Guarantor to be deposited therein immediately upon receipt. Within thirty (30) days of establishing the Facility Cash Flow Account, the Guarantor shall execute and deliver a deposit account control agreement with the Administrative Agent and a depository bank, in form and substance satisfactory to the Administrative Agent.

ARTICLE 4

MISCELLANEOUS

SECTION 4.1   Notices. All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with Section 9.01 of the Credit Agreement; provided that notices and communications to the Guarantor shall be directed to the Guarantor, at the address of the Borrower Representative set forth in Section 9.01 of the Credit Agreement.

SECTION 4.2   Amendments and Waivers. This Guaranty shall not be amended except by written agreement of the Guarantor and the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders). No waiver of any rights of the Secured Parties under any provision of this Guaranty or consent to any departure by the Guarantor therefrom shall be effective unless in writing and signed by the Required Lenders, or the Administrative Agent (with the written consent of the Required Lenders). Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 4.3   Expenses; Indemnification; Waiver of Consequential Damages; Incorporation of Other Terms; Etc.

(a)     The Guarantor shall pay all out-of-pocket expenses (including, without limitation, attorney’s fees and expenses) incurred by the Administrative Agent and each Secured Party to the extent any Borrower would be required to do so pursuant to Section 9.03(a) of the Credit Agreement.

(b)    The Guarantor shall pay and indemnify each Indemnitee against Indemnified Taxes and Other Taxes to the extent any Borrower would be required to do so pursuant to Section 2.17 of the Credit Agreement.

(c)     The Guarantor shall indemnify each Indemnitee to the extent any Borrower would be required to do so pursuant to Section 9.03 of the Credit Agreement.

(d)   The Guarantor agrees to the provisions of Sections 9.01(b), 9.01(c), 9.01(d), 9.03(b) and 9.03(e) of the Credit Agreement, which are incorporated herein by reference as if fully set forth herein; provided that references therein to “Agreement” shall mean this Guaranty.

(e)     All amounts due under this Section 4.3 shall be payable promptly after demand therefor.

(f)    Each party’s obligations under this Section 4.3 shall survive the termination of the Loan Documents and the payment of the Guaranteed Obligations.

SECTION 4.4    Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Secured Party or any such Affiliate to or for the credit or the account of the Guarantor to the same extent a Secured Party could do so under Section 9.09 of the Credit Agreement. The rights of each Secured Party and its respective Affiliates under this Section 4.4 are in addition to other rights and remedies (including other rights of setoff) that such Secured Party or its respective Affiliates may have. Each Secured Party agrees to notify the Guarantor and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 4.5    Governing Law; Jurisdiction; Venue; Service of Process.

(a)    Governing Law. This Guaranty and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Guaranty and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)   Submission to Jurisdiction. The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any other Loan Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty or in any other Loan Document shall (i) affect any right that the Administrative Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Guaranty against the Guarantor or its properties in the courts of any jurisdiction, or (ii) waive any statutory, regulatory, common law, or other rule, doctrine, legal restriction, provision or the like providing for the treatment of bank branches, bank agencies, or other bank offices as if they were separate juridical entities for certain purposes, including Uniform Commercial Code Sections 4-106, 4-A-105(1)(b), and 5-116(b), UCP 600 Article 3 and ISP98 Rule 2.02, and URDG 758 Article 3(a).

(c)    Waiver of Venue. The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any other Loan Document in any court referred to in paragraph (b) of this Section. The Guarantor hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)     Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Guaranty will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

(e)   Appointment of the Borrower Representative as Agent for the Guarantor. The Guarantor hereby irrevocably appoints and authorizes the Borrower Representative to act as its agent for service of process and notices required to be delivered under this Guaranty or under the other Loan Documents, it being understood and agreed that receipt by any Borrower of any summons, notice or other similar item shall be deemed effective receipt by the Guarantor and its Subsidiaries.

SECTION 4.6   Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 4.7  Injunctive Relief. The Guarantor recognizes that, in the event the Guarantor fails to perform, observe or discharge any of its obligations or liabilities under this Guaranty or any other Loan Document, any remedy of law may prove to be inadequate relief to the Administrative Agent and the Secured Parties. Therefore, the Guarantor agrees that the Administrative Agent and the Secured Parties, at the option of the Administrative Agent and the Secured Parties, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

SECTION 4.8   No Waiver by Course of Conduct, Cumulative Remedies. No course of dealing between the Guarantor, the Administrative Agent or any Secured Party or their respective agents or employees shall be effective to change, modify or discharge any provision of this Guaranty or any other Loan Documents or to constitute a waiver of any Event of Default. The enumeration of the rights and remedies of the Administrative Agent and the Secured Parties set forth in this Guaranty is not intended to be exhaustive and the exercise by the Administrative Agent and the Secured Parties of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 4.2), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No delay or failure to take action on the part of the Administrative Agent or any Secured Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. A waiver by the Administrative Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Secured Party would otherwise have on any future occasion.

SECTION 4.9   Successors and Assigns. The provisions of this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; except that the Guarantor may not assign or otherwise transfer any of its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent and the Secured Parties (except as otherwise provided by the Credit Agreement).

SECTION 4.10  All Powers Coupled With Interest. All powers of attorney and other authorizations granted to the Secured Parties, the Administrative Agent and any Persons designated by the Administrative Agent or any Secured Party pursuant to any provisions of this Guaranty or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable until the Payment in Full of the Guaranteed Obligations and the termination of the Commitments; provided that the foregoing powers or authorizations under this Section 4.10 may be exercised by the Secured Parties, the Administrative Agent or any of their designees, in each case, solely so long as an Event of Default has occurred and is continuing.

SECTION 4.11  Survival of Indemnities. Notwithstanding any termination of this Guaranty, the indemnities to which the Administrative Agent and the Secured Parties are entitled under the provisions of Section 4.3 and any other provision of this Guaranty and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Secured Parties against events arising after such termination as well as before.

SECTION 4.12   Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 4.13  Counterparts. This Guaranty may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which shall constitute an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Guaranty or any document or instrument delivered in connection herewith by facsimile or in electronic (i.e., “pdf” or “tif”) form shall be effective as delivery of a manually executed counterpart of this Guaranty or such other document or instrument, as applicable. This Guaranty may be executed by Electronic Signatures pursuant to, and in accordance with, the provisions of Section 9.07(b) of the Credit Agreement.

SECTION 4.14  Integration. This Guaranty and the other Loan Documents, and any separate letter agreements with respect to fees constitute the entire contract of the parties relating to the subject matter hereof and supersede all previous agreements and understandings, written or oral, relating to the subject matter hereof. In the event of any conflict between the provisions of this Guaranty and those of (a) the Credit Agreement, the provisions of the Credit Agreement shall control, and (b) any other Loan Document not referenced in clause (a) above, the provisions of this Guaranty shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Secured Parties in any other Loan Document shall not be deemed a conflict with this Guaranty.

SECTION 4.15  Advice of Counsel, No Strict Construction. Each of the parties represents to each other party hereto that it has discussed this Guaranty with its counsel. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

SECTION 4.16  Acknowledgements. The Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and has reviewed and understands the same.

SECTION 4.17  Release. Subject to Section 2.10 of this Guaranty, upon the Payment in Full of the Guaranteed Obligations and the termination of the Commitments, this Guaranty and all obligations (other than those expressly stated to survive such termination or as may be reinstated after such termination) of the Administrative Agent and the Guarantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party.

SECTION 4.18  USA PATRIOT Act. Each Secured Party that is subject to the requirements of the Patriot Act hereby notifies the Guarantor that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Guarantor, which information includes the name and address of the Guarantor and other information that will allow such Secured Party to identify the Guarantor in accordance with the Patriot Act.

SECTION 4.19  Acknowledgment Regarding Any Supported QFCs. The provisions contained in Section 9.18 of the Credit Agreement shall be applicable to this Guaranty and are hereby incorporated by reference as if fully set forth herein.

[Signatures Appear on Following Pages]

IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty under seal by their duly authorized officers, all as of the day and year first above written.

SKY HARBOUR HOLDINGS Ill LLC, as Guarantor

By: /s/ Tal Keinan
Name: Tal Keinan
Title: Authorized Signatory

[Signature Page to Guaranty]

Acknowledged by the Administrative Agent as of the day and year first written above:

JPMORGAN CHASE BANK, N.A., as Administrative Agent for the benefit of the Secured Parties

By: /s/ Allyson Goetschius
Name: Allyson Goetschius
Title: Executive Director

[Signature Page to Guaranty]